Exhibit 99.1

United States Commodity Index Funds Trust
United States Commodity Index Fund
Monthly Account Statement
For the Month Ended April 30, 2019

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$1,622,229
Unrealized Gain (Loss) on Market Value of Futures	(7,522,787)
Dividend Income	50,730
Interest Income	817,843
ETF Transaction Fees	2,450
Total Income (Loss)	$(5,029,535)

Expenses
Management Fees	$286,571
Professional Fees	48,014
Brokerage Commissions	41,691
Non-interested Directors' Fees and Expenses	4,654
Total Expenses	$380,930
Net Income (Loss)	$(5,410,465)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 4/1/19	$438,572,099
Withdrawals (500,000 Shares)	(19,538,557)
Net Income (Loss)	(5,410,465)

Net Asset Value End of Month	$413,623,077
Net Asset Value Per Share (10,800,000 Shares)	$38.30

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust
United States Copper Index Fund
Monthly Account Statement
For the Month Ended April 30, 2019

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$433,338
Unrealized Gain (Loss) on Market Value of Futures	(610,538)
Dividend Income	5,018
Interest Income	25,873
ETF Transaction Fees	700
Total Income (Loss)	$(145,609)

Expenses
Management Fees	$8,376
Professional Fees	8,055
Brokerage Commissions	1,192
Non-interested Directors' Fees and Expenses	167
Total Expenses	17,790
Expense Waiver	(7,481)
Net Expenses	$10,309
Net Income (Loss)	$(155,918)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 4/1/19	$16,523,959
Withdrawals (100,000 Shares)	(1,824,338)
Net Income (Loss)	(155,918)

Net Asset Value End of Month	$14,543,703
Net Asset Value Per Share (800,000 Shares)	$18.18

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust
Monthly Account Statement
For the Month Ended April 30, 2019

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$2,055,567
Unrealized Gain (Loss) on Market Value of Futures	(8,133,325)
Dividend Income	55,748
Interest Income	843,716
ETF Transaction Fees	3,150
Total Income (Loss)	$(5,175,144)

Expenses
Management Fees	$294,947
Professional Fees	56,069
Brokerage Commissions	42,883
Non-interested Directors' Fees and Expenses	4,821
Total Expenses	398,720
Expense Waiver	(7,481)
Net Expenses	$391,239
Net Income (Loss)	$(5,566,383)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 4/1/19	$455,096,058
Withdrawals (600,000 Shares)	(21,362,895)
Net Income (Loss)	(5,566,383)

Net Asset Value End of Month	$428,166,780

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended April 30, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596